UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03450

Name of Fund: BlackRock Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 07/31/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
Focus Value Fund, Inc.

ANNUAL REPORT | JULY 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Focus Value Fund, Inc.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Focus Value Fund, Inc. during the fiscal year ended July 31, 2007:

-------------------------------------------------------------------------------------------------------------------------------
Record Date                                                                        October 10, 2006           December 12, 2006
Payable Date                                                                       October 12, 2006           December 14, 2006
-------------------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ......................................        28.08%                      66.63%*
Dividends Qualifying for the Dividends Received Deduction for Corporations .....        26.22%                      60.02%*
-------------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Additionally, the Fund paid long-term capital gain distributions of $.510749 and $.084519 per share to shareholders of record on October 10, 2006 and December 12, 2006, respectively.


2       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

A Letter to Shareholders

Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:

Total Returns as of July 31, 2007                                                       6-month      12-month
=============================================================================================================
U.S. equities (S&P 500 Index)                                                            +2.10%       +16.13%
-------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             -2.47        +12.12
-------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +8.38        +23.91
-------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 +1.86        + 5.58
-------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           +1.17        + 4.27
-------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         -1.75        + 6.44
-------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed its benchmark and comparable Lipper category average for the fiscal year, benefiting from successful stock selection and favorable sector biases.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2007, BlackRock Focus Value Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +16.67%, +16.30%, +15.37%, +15.50% and +15.85%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compared to a return of +16.13% for the Standard & Poor's 500 (S&P 500) Index, +13.47% for the Russell 1000 Value Index and an average return of +14.48% for the Lipper Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies in a variety of market-capitalization ranges that are considered to be undervalued relative to a major unmanaged stock index.)

The U.S. equity market posted positive returns for the 12-month period, despite some bumps along the way. As the fiscal year began, the Federal Reserve Board (the Fed) had finally ended its two-year streak of interest rate increases and oil prices were on the decline after reaching an all-time high near $78 per barrel. Against this backdrop, stocks embarked on a one-way journey upward that continued into 2007. The momentum turned at the end of February, when concern over rising delinquencies in the subprime mortgage market sparked fears that contagion from the already weak housing market could spill over to the rest of the economy. This, and a 10% correction in the Chinese stock market, prompted a global sell-off that led U.S. stocks to register their most significant one-week decline in four years. The correction ultimately proved short lived and surging corporate merger-and-acquisition (M&A) activity, healthy global economies and moderate inflation pressures, among other factors, led both the S&P 500 Index and the Dow Jones Industrial Average to new record highs.

In the final months of the period, the return of subprime concerns led to heightened worries over the credit markets and the reintroduction of risk and volatility into the system. Stocks suffered a correction, but still ended the period in positive territory. We expect volatility to continue until the true effect of the subprime meltdown is better understood.

What factors most influenced Fund performance?

The biggest boon for the Fund during the 12 months came from the financials sector, where our underweight position and good stock selection produced nearly 320 basis points (3.2%) in outperformance versus the Russell 1000 Value Index. Given the flatness of the yield curve, we chose to avoid many of the regional banks and lenders whose profits depend on the net interest margin of the loans they issue. Instead, we focused on investment banks and brokerages, which we felt were poised to benefit from the robust M&A activity and healthy calendar of initial public offerings (IPOs). Our decision to underweight Wachovia Corp., Bank of America Corp. and Wells Fargo & Co., key players in the residential loan market, benefited performance. Meanwhile, our position in The Bank of New York performed well after the company's merger with Mellon Corp. We also chose to overweight insurance stocks, which performed very well during the period. Travelers Corp. and American International Group, Inc. continue to operate in an environment of modest catastrophe losses and strong earnings growth.

Good stock selection in the consumer staples sector also contributed significantly to performance. Based on our expectation for a slowdown in the U.S. economy, we began to rotate away from more economically sensitive stocks. Within consumer staples, this meant more emphasis on globally diversified, consumer products-oriented companies such as Unilever N.V. The company's core U.S. and European businesses are in the middle of a much-needed product refocusing strategy, while its emerging markets business continues its double-digit growth.

Further contributing to the Fund's outperformance was our positioning in information technology, led by Unisys Corp., which has emphasized its services business and continues to report higher customer signings. Overweight positions in IBM Corp. and Parametric Technology Corp. also contributed to performance, as these globally diversified companies reported excellent business trends.

Finally, while we significantly underweighted the energy sector, our holdings' returns exceeded those in the benchmark index. In particular, our large position in offshore drilling company GlobalSantaFe Corp. benefited from strong energy fundamentals as well as a takeover proposal at fiscal year-end.


4       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Detracting modestly from the Fund's relative performance were underweight positions in the utilities and materials sectors, as well as poor stock selection in consumer discretionary. Poor business conditions for retailers and homebuilders negatively impacted Foot Locker, Inc. and Centex Corp.

What changes were made to the portfolio during the period?

The portfolio has evolved along with the U.S. economy. As the economic cycle matures, we believe the pace of growth inevitably will slow. As such, we started to shy away from consumer cyclicality, materials and, more generally, companies that are heavily dependent on the domestic economy for success. At this juncture, we believe it makes sense to favor large-cap, multinational companies that can offer more consistency of earnings.

Many of our new purchases during the period occurred in the information technology (IT) sector, where we initiated positions in Intel Corp., Taiwan Semiconductor Manufacturing Co., Ltd. and Alcatel SA. For the most part, we are not seeking technology companies that are trying to create the next blockbuster product or application, but are focused on what we believe to be well-run, shareholder-friendly companies that are making smart decisions about their capital allocation and, in some cases, are offering dividends or buying back shares. In general, we believe IT companies will benefit from a new cycle of capital spending on technology. On the sell side, we reduced exposure to Parametric Technology and Unisys after their strong appreciation.

We increased the Fund's exposure to the energy sector during the period. Oil prices ended July at roughly $72 per barrel, up from the $50 range in January, yet many energy stocks continue to trade at very low multiples. We expect to maintain our exposure to energy stocks as long as commodity prices remain elevated. Within energy, we initiated positions in Peabody Energy Corp., Anadarko Petroleum Corp. and Halliburton Co.

In the health care sector, we established an overweight position for the first time in more than 10 years and maintained that exposure for most of the fiscal period. In part, this reflects attractive valuations but also our view that, after years of poor performance and a limited product pipeline, the worst is passed. One notable new addition was pharmaceutical giant Bristol-Myers Squibb Co. Looking ahead, we are more cautious on the sector given the potential for industry-related legislation coming out of Washington as the political season approaches. For that reason, late in the period, we trimmed our positions in some of our strongest performers, such as Johnson & Johnson, GlaxoSmithKline Plc and Baxter International, Inc.

For the most part, changes to the portfolio were largely stock-specific rather than thematic. As such, other notable additions included Qwest Communications International Inc. and Sprint Nextel Corp. in the telecommunications sector, Wal-Mart Stores, Inc. in consumer staples, Honda Motor Co., Ltd. in consumer discretionary and Sallie Mae (bought and sold) and Fannie Mae in financials. Conversely, we eliminated consumer discretionary names Gannett Co., Inc., The Gap, Inc. and Interpublic Group, consumer staples names The Topps Co., Inc. and General Mills, Inc., financials stock Genworth Financial, Inc. and materials stock International Paper Co. Finally, we reduced the Fund's exposure to defense contractors Raytheon Co. and Northrop Grumman Corp., as we are somewhat concerned about defense spending as political jockeying intensifies. Generally speaking, sales were made as stocks reached our price targets or to make room for more compelling opportunities.

How would you characterize the Fund's position at the close of the period?

To date, a healthy global economy has led to growth in corporate profits, strong company balance sheets and robust M&A activity. This, in turn, has translated into healthy equity markets worldwide. We believe these factors should remain in place, but are mindful that weakness in the housing market, and in subprime lending in particular, could lead to a slower rate of growth in the future.

In short, we believe the long-awaited "Goldilocks" economy -- a not-too-hot, not-too-cold scenario characterized by tame inflation and moderate growth -- has taken hold. The credit problems so far have been contained within the subprime sector; however, should the impact spread to higher-quality mortgage debt, we would be more concerned.

Against this backdrop, we maintain our focus on the larger end of the market-capitalization spectrum, where companies are generating a large amount of free cash flow, are deploying it in shareholder-friendly ways, and are trading at very modest valuation levels. In addition, the lower dollar, a by-product of the economic slowdown, helps exporting companies, further supporting our move away from smaller-capitalization, domestic companies and toward larger, multinational corporations.

The Fund ended the period with overweight positions versus the Russell 1000 Value Index in information technology, telecommunication services and health care, and underweights in financials, utilities, energy and consumer staples.

Robert J. Martorelli
Co-Portfolio Manager

Kevin M. Rendino
Co-Portfolio Manager

August 9, 2007


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager waived a portion of its investment advisory fee. Without such a waiver, the Fund's performance would have been lower.

Recent Performance Results

                                       6-Month        12-Month         10-Year
As of July 31, 2007                 Total Return    Total Return    Total Return
================================================================================
Institutional Shares*                  +1.24%          +16.67%         +171.14%
--------------------------------------------------------------------------------
Investor A Shares*                     +1.06           +16.30          +164.43
--------------------------------------------------------------------------------
Investor B Shares*                     +0.65           +15.37          +148.50
--------------------------------------------------------------------------------
Investor C Shares*                     +0.67           +15.50          +144.72
--------------------------------------------------------------------------------
Class R Shares*                        +0.78           +15.85          +159.09
--------------------------------------------------------------------------------
Russell 1000(R) Value Index**          +0.04           +13.47          +127.31
--------------------------------------------------------------------------------
S&P 500(R) Index***                    +2.10           +16.13          + 78.68
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Performance Data (concluded)

Focus Value Fund
Edgar description for BlackRock Focus Value Fund, Inc.

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from July 1997 to July 2007:

                 BR Focus         BR Focus          BR Focus          BR Focus        BR Focus
                    Value            Value             Value             Value           Value
                Fund, Inc       Fund, Inc.        Fund, Inc.        Fund, Inc.      Fund, Inc.        Russell 1000
            Institutional       Investor A       Investor B         Investor C         Class R               Value         S&P 500
                 Shares*+         Shares*+          Shares*+          Shares*+        Shares*+             Index++        Index+++
7/97              $10,000          $ 9,475           $10,000           $10,000         $10,000             $10,000         $10,000
7/98              $11,098          $10,489           $10,984           $10,990         $11,043             $11,771         $11,929
7/99              $13,779          $12,992           $13,507           $13,511         $13,641             $13,535         $14,338
7/00              $15,574          $14,652           $15,107           $15,112         $15,343             $12,859         $15,625
7/01              $16,820          $15,784           $16,151           $16,155         $16,488             $13,982         $13,386
7/02              $12,961          $12,145           $12,325           $12,321         $12,640             $11,572         $10,223
7/03              $15,613          $14,580           $14,692           $14,692         $15,260             $12,815         $11,311
7/04              $18,326          $17,071           $17,059           $17,062         $17,806             $15,081         $12,801
7/05              $21,505          $19,987           $19,823           $19,823         $20,792             $17,951         $14,600
7/06              $23,239          $21,544           $21,368           $21,187         $22,365             $20,033         $15,386
7/07              $27,114          $25,055           $24,850           $24,472         $25,909             $22,731         $17,868

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 7/31/07                                                +16.67%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                              +15.91
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                               +10.49
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 7/31/07                            +16.30%             +10.19%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +15.58              +14.34
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           +10.21              + 9.62
--------------------------------------------------------------------------------

                                                  Return               Return
                                               Without CDSC         With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 7/31/07                            +15.37%             +10.87%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +14.70              +14.47
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           + 9.53              + 9.53
--------------------------------------------------------------------------------

                                                  Return               Return
                                               Without CDSC         With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 7/31/07                            +15.50%             +14.50%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                          +14.71              +14.71
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                           + 9.36              + 9.36
--------------------------------------------------------------------------------

                                                                      Return
================================================================================
Class R Shares
================================================================================
One Year Ended 7/31/07                                                +15.85%
--------------------------------------------------------------------------------
Five Years Ended 7/31/07                                              +15.44
--------------------------------------------------------------------------------
Ten Years Ended 7/31/07                                               + 9.99
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% And is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2007 and held through July 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                           Expenses Paid
                                                            Beginning               Ending              During the Period*
                                                          Account Value          Account Value           February 1, 2007
                                                        February 1, 2007         July 31, 2007           to July 31, 2007
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                $1,000                $1,012.40                  $ 4.79
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                   $1,000                $1,010.60                  $ 6.18
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                   $1,000                $1,006.50                  $10.25
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                   $1,000                $1,006.70                  $10.05
--------------------------------------------------------------------------------------------------------------------------
Class R                                                      $1,000                $1,007.80                  $ 8.81
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                $1,000                $1,020.04                  $ 4.81
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                   $1,000                $1,018.65                  $ 6.21
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                   $1,000                $1,014.58                  $10.29
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                   $1,000                $1,014.78                  $10.09
--------------------------------------------------------------------------------------------------------------------------
Class R                                                      $1,000                $1,016.02                  $ 8.85
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.96% for Institutional, 1.24% for Investor A, 2.06% for Investor B, 2.02% for Investor C and 1.77% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Portfolio Information

As of July 31, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
American International Group, Inc. ........................              4.0%
JPMorgan Chase & Co. ......................................              3.6
General Electric Co. ......................................              3.6
Citigroup, Inc. ...........................................              3.6
Exxon Mobil Corp. .........................................              3.3
Unilever NV ...............................................              3.1
Chevron Corp. .............................................              3.0
Time Warner, Inc. .........................................              2.7
Borland Software Corp. ....................................              2.7
Xerox Corp. ...............................................              2.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                     Long-Term
Investment Criteria                                                  Investments
--------------------------------------------------------------------------------
Earnings Turnaround .......................................             36.7%
Operational Restructuring .................................             24.1
Price-to-Earnings Per Share ...............................             14.8
Above-Average Yield .......................................             11.3
Price-to-Book .............................................              7.6
Discount to Assets ........................................              5.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ...............................              9.7%
Insurance .................................................              8.4
Diversified Financial Services ............................              7.2
Diversified Telecommunication Services ....................              6.2
Pharmaceuticals ...........................................              5.2
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       9

Schedule of Investments as of July 31, 2007

                                                    Shares
        Industry       Common Stocks                  Held             Value
===============================================================================
Above-Average Yield -- 11.2%
-------------------------------------------------------------------------------
        Capital Markets -- 2.5%
        The Bank Of New York Mellon Corp.          199,246         $  8,477,937
        -----------------------------------------------------------------------
        Communications
        Equipment -- 2.0%
        Alcatel SA (a)                             582,800            6,760,480
        -----------------------------------------------------------------------
        Diversified Telecommunication
        Services -- 2.3%
        AT&T Inc.                                  200,800            7,863,328
        -----------------------------------------------------------------------
        Pharmaceuticals -- 2.2%
        Pfizer, Inc.                               314,100            7,384,491
        -----------------------------------------------------------------------
        Thrifts & Mortgage
        Finance -- 1.2%
        Fannie Mae                                  70,900            4,242,656
        -----------------------------------------------------------------------
        Trading Companies &
        Distributors -- 1.0%
        UAP Holding Corp.                          132,730            3,606,274
        -----------------------------------------------------------------------
        Total Above-Average Yield                                    38,335,166
        =======================================================================
===============================================================================
Discount to Assets -- 5.4%
-------------------------------------------------------------------------------
        Diversified Telecommunication
        Services -- 2.2%
        Verizon Communications, Inc. (f)           178,500            7,607,670
        -----------------------------------------------------------------------
        Energy Equipment &
        Services -- 1.4%
        GlobalSantaFe Corp.                         69,700            4,998,187
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 1.8%
        Anadarko Petroleum Corp.                   120,900            6,084,897
        -----------------------------------------------------------------------
        Total Discount to Assets                                     18,690,754
        =======================================================================
===============================================================================
Earnings Turnaround -- 36.4%
-------------------------------------------------------------------------------
        Capital Markets -- 2.2%
        Morgan Stanley                             116,600            7,447,242
        -----------------------------------------------------------------------
        Computers & Peripherals -- 2.4%
        International Business Machines Corp.       75,500            8,354,075
        -----------------------------------------------------------------------
        Diversified Financial
        Services -- 0.0%
        Bank of America Corp.                            1                   47
        -----------------------------------------------------------------------
        Energy Equipment &
        Services -- 1.7%
        Halliburton Co.                            158,300            5,701,966
        -----------------------------------------------------------------------
        Food & Staples Retailing -- 2.0%
        The Kroger Co.                             262,900            6,824,884
        -----------------------------------------------------------------------
        Food Products -- 3.1%
        Unilever NV (a)                            353,600           10,699,936
        -----------------------------------------------------------------------
        Health Care Equipment &
        Supplies -- 1.4%
        Baxter International, Inc.                  89,300            4,697,180
        -----------------------------------------------------------------------
        Household Durables -- 1.2%
        Centex Corp. (f)                           109,000            4,066,790
        -----------------------------------------------------------------------
        Industrial Conglomerates -- 3.6%
        General Electric Co.                       317,800           12,317,928
        -----------------------------------------------------------------------
        Metals & Mining -- 1.5%
        Alcoa, Inc.                                137,200            5,241,040
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 4.9%
        Exxon Mobil Corp.                          133,800           11,390,394
        Peabody Energy Corp.                       125,100            5,286,726
                                                                   ------------
                                                                     16,677,120
        -----------------------------------------------------------------------
        Pharmaceuticals -- 3.0%
        Bristol-Myers Squibb Co.                   240,800            6,841,128
        GlaxoSmithKline Plc (a)(f)                  69,800            3,565,384
                                                                   ------------
                                                                     10,406,512
        -----------------------------------------------------------------------
        Semiconductors & Semiconductor
        Equipment -- 4.6%
        Intel Corp.                                270,800            6,396,296
        LSI Logic Corp. (b)                        740,500            5,331,600
        Taiwan Semiconductor Manufacturing
          Co., Ltd. (a)                            407,148            4,132,552
                                                                   ------------
                                                                     15,860,448
        -----------------------------------------------------------------------
        Software -- 4.8%
        Borland Software Corp. (b)               1,757,700            9,333,387
        Parametric Technology Corp. (b)            404,900            7,138,387
                                                                   ------------
                                                                     16,471,774
        -----------------------------------------------------------------------
        Total Earnings Turnaround                                   124,766,942
        =======================================================================
===============================================================================
Financial Restructuring -- 0.0%
-------------------------------------------------------------------------------
        Media -- 0.0%
        Legacy Holdings, Inc.                        1,500                3,225
        -----------------------------------------------------------------------
        Total Financial Restructuring                                     3,225
        =======================================================================
===============================================================================
Operational Restructuring -- 23.9%
-------------------------------------------------------------------------------
        Aerospace & Defense -- 2.0%
        Raytheon Co.                               125,700            6,958,752
        -----------------------------------------------------------------------
        Chemicals -- 2.4%
        E.I. du Pont de Nemours & Co.              173,900            8,126,347
        -----------------------------------------------------------------------
        Commercial Services &
        Supplies -- 1.4%
        Allied Waste Industries, Inc. (b)(f)       361,400            4,651,218
        -----------------------------------------------------------------------
        Consumer Finance -- 0.4%
        Discover Financial Services (b)             58,300            1,343,815
        -----------------------------------------------------------------------
        Diversified Financial
        Services -- 3.6%
        JPMorgan Chase & Co. (f)                   283,440           12,474,194
        -----------------------------------------------------------------------
        Electronic Equipment &
        Instruments -- 1.1%
        Tyco Electronics Ltd. (b)                  106,250            3,805,875
        -----------------------------------------------------------------------
        Health Care Equipment &
        Supplies -- 1.5%
        Covidien Ltd. (b)                          127,150            5,206,793
        -----------------------------------------------------------------------
        Industrial Conglomerates -- 1.5%
        Tyco International Ltd.                    106,250            5,024,563
        -----------------------------------------------------------------------
        IT Services -- 1.1%
        Unisys Corp. (b)(f)                        457,400            3,700,366
        -----------------------------------------------------------------------
        Media -- 4.2%
        Comcast Corp. Special Class A (b)          186,100            4,870,237
        Time Warner, Inc.                          488,800            9,414,288
                                                                   ------------
                                                                     14,284,525


10       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

                                                    Shares
        Industry       Common Stocks                  Held             Value
===============================================================================
Operational Restructuring (concluded)
-------------------------------------------------------------------------------
        Office Electronics -- 2.6%
        Xerox Corp. (b)                            504,800         $  8,813,808
        -----------------------------------------------------------------------
        Wireless Telecommunication
        Services -- 2.1%
        Sprint Nextel Corp. (i)                    361,000            7,411,330
        -----------------------------------------------------------------------
        Total Operational Restructuring                              81,801,586
        =======================================================================
===============================================================================
Price-to-Book -- 7.6%
-------------------------------------------------------------------------------
        Diversified Financial
        Services -- 3.6%
        Citigroup, Inc.                            263,100           12,252,567
        -----------------------------------------------------------------------
        Insurance -- 4.0%
        American International Group, Inc. (f)     213,100           13,676,758
        -----------------------------------------------------------------------
        Total Price-to-Book                                          25,929,325
        =======================================================================
===============================================================================
Price-to-Earnings Per Share -- 14.6%
-------------------------------------------------------------------------------
        Automobiles -- 1.1%
        Honda Motor Co., Ltd. (a)                  103,100            3,713,662
        -----------------------------------------------------------------------
        Containers & Packaging -- 0.3%
        Packaging Corp. of America                  38,600              985,072
        -----------------------------------------------------------------------
        Diversified Telecommunication
        Services -- 1.7%
        Qwest Communications International
        Inc. (b)(f)                                701,600            5,984,648
        -----------------------------------------------------------------------
        Food & Staples Retailing -- 1.5%
        Wal-Mart Stores, Inc.                      113,300            5,206,135
        -----------------------------------------------------------------------
        IT Services -- 0.5%
        BearingPoint, Inc. (b)                     237,900            1,551,108
        -----------------------------------------------------------------------
        Insurance -- 4.4%
        The Travelers Cos., Inc.                   138,545            7,035,315
        XL Capital Ltd. Class A (f)                104,100            8,105,226
                                                                   ------------
                                                                     15,140,541
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 3.0%
        Chevron Corp.                              122,200           10,418,772
        -----------------------------------------------------------------------
        Specialty Retail -- 2.1%
        Home Depot, Inc. (f)                       189,800            7,054,866
        -----------------------------------------------------------------------
        Total Price-to-Earnings Per Share                            50,054,804
        =======================================================================
        Total Common Stocks
        (Cost -- $280,917,495) -- 99.1%                             339,581,802
        =======================================================================

                                                Beneficial
        Industry       Other Interests (c)        Interest             Value
===============================================================================
Financial Restructuring -- 0.0%
-------------------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 0.0%
        WRT Energy Corp. (Litigation Trust
          Certificates) (g)                    $ 1,981,437         $          0
        -----------------------------------------------------------------------
        Total Other Interests
        (Cost -- $202,416) -- 0.0%                                            0
        =======================================================================

===============================================================================
                       Short-Term Securities
===============================================================================
        BlackRock Liquidity Series, LLC
          Cash Sweep Series, 5.33% (d)(h)      $ 6,320,291            6,320,291
        BlackRock Liquidity Series, LLC
          Money Market Series,
          5.37% (d)(e)(h)                       50,332,100           50,332,100
        -----------------------------------------------------------------------
        Total Short-Term Securities
        (Cost -- $56,652,391) --16.5%                                56,652,391
        =======================================================================
        Total Investments
        (Cost -- $337,772,302) --115.6%                             396,234,193
        =======================================================================

===============================================================================
                                                 Number of
                       Options Written           Contracts
===============================================================================
        Call Options Written
        Sprint Nextel Corp., expiring
          January 2008 at $20                        2,000             (460,000)
        -----------------------------------------------------------------------
        Total Options Written
        (Premiums Received--$238,993) -- (0.1%)                        (460,000)
        =======================================================================
        Total Investments,
        Net of Options Written
        (Cost -- $337,533,309*)--115.5%                             395,774,193

        Liabilities in Excess of
        Other Assets--(15.5%)                                       (53,198,662)
                                                                   ------------
        Net Assets -- 100.0%                                       $342,575,531
                                                                   ============


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       11

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of July 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 337,870,074
                                                                  =============
      Gross unrealized appreciation ..........................    $  62,357,984
      Gross unrealized depreciation ..........................       (4,453,865)
                                                                  -------------
      Net unrealized appreciation ............................    $  57,904,119
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                              Net Activity        Interest Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                   $   1,973,673          $   477,043
      BlackRock Liquidity Series, LLC
        Money Market Series                 $   3,122,400          $    30,865
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f)   Security, or a portion of security, is on loan.
(g) Restricted security as to resale, representing 0.0% of net assets, was as follows:

      --------------------------------------------------------------------------
                                         Acquisition
      Issue                                  Date           Cost          Value
      --------------------------------------------------------------------------
      WRT Energy Corp.
        (Litigation Trust Certificates)    7/10/1997      $202,416         $0
      --------------------------------------------------------------------------

(h)   Represents the current yield as of July 31, 2007.
(i) All or a portion of security held as collateral in connection with open option written contracts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications and investment criteria are unaudited.

      See Notes to Financial Statements.


12       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Statement of Assets and Liabilities

As of July 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
              (including securities loaned of $48,452,305) (identified cost -- $281,119,911) ....                     $ 339,581,802
            Investments in affiliated securities, at value (identified cost -- $56,652,391) .....                        56,652,391
            Receivables:
                Securities sold .................................................................   $   2,841,334
                Dividends .......................................................................         373,257
                Capital shares sold .............................................................         241,122
                Securities lending ..............................................................           6,837         3,462,550
                                                                                                    -------------
            Prepaid expenses and other assets ...................................................                            21,497
                                                                                                                      -------------
            Total assets ........................................................................                       399,718,240
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ...........................................                        50,332,100
            Options written, at value (premiums received -- $238,993) ...........................                           460,000
            Payables:
                Securities purchased ............................................................       5,342,485
                Capital shares redeemed .........................................................         558,377
                Investment adviser ..............................................................         232,484
                Other affiliates ................................................................          72,035
                Distributor .....................................................................          71,064         6,276,445
                                                                                                    -------------
            Accrued expenses and other liabilities ..............................................                            74,164
                                                                                                                      -------------
            Total liabilities ...................................................................                        57,142,709
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..........................................................................                     $ 342,575,531
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.10 par value, 50,000,000 shares authorized ..                     $   1,053,112
            Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                           880,015
            Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                           137,038
            Investor C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized .....                           187,816
            Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .......                             5,239
            Paid-in capital in excess of par ....................................................                       246,778,617
            Undistributed investment income -- net ..............................................   $   1,859,132
            Undistributed realized capital gains -- net .........................................      33,433,678
            Unrealized appreciation -- net ......................................................      58,240,884
                                                                                                    -------------
            Total accumulated earnings -- net ...................................................                        93,533,694
                                                                                                                      -------------
            Net Assets ..........................................................................                     $ 342,575,531
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $162,915,403 and 10,531,116 shares outstanding                    $       15.47
                                                                                                                      =============
            Investor A -- Based on net assets of $134,585,078 and 8,800,152 shares outstanding ..                     $       15.29
                                                                                                                      =============
            Investor B -- Based on net assets of $19,000,067 and 1,370,379 shares outstanding ...                     $       13.86
                                                                                                                      =============
            Investor C -- Based on net assets of $25,333,535 and 1,878,164 shares outstanding ...                     $       13.49
                                                                                                                      =============
            Class R -- Based on net assets of $741,448 and 52,388 shares outstanding ............                     $       14.15
                                                                                                                      =============

      See Notes to Financial Statements.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       13

Statement of Operations

For the Year Ended July 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $119,607 foreign withholding tax) .................................                     $   6,841,670
            Interest from affiliates ............................................................                           477,043
            Securities lending -- net ...........................................................                            30,865
                                                                                                                      -------------
            Total income ........................................................................                         7,349,578
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................   $   3,537,084
            Service fees -- Investor A ..........................................................         339,289
            Service and distribution fees -- Investor C .........................................         259,092
            Service and distribution fees -- Investor B .........................................         239,137
            Transfer agent fees -- Institutional ................................................         170,480
            Transfer agent fees -- Investor A ...................................................         158,906
            Accounting services .................................................................         144,923
            Professional fees ...................................................................          86,523
            Printing and shareholder reports ....................................................          63,961
            Registration fees ...................................................................          62,579
            Transfer agent fees -- Investor B ...................................................          36,511
            Transfer agent fees -- Investor C ...................................................          36,506
            Custodian fees ......................................................................          23,080
            Directors' fees and expenses ........................................................          20,211
            Service and distribution fees -- Class R ............................................           3,615
            Transfer agent fees -- Class R ......................................................           1,996
            Pricing fees ........................................................................           1,100
            Other ...............................................................................          32,823
                                                                                                    -------------
            Total expenses before waiver ........................................................       5,217,816
            Waiver of expenses ..................................................................        (884,271)
                                                                                                    -------------
            Total expenses after waiver .........................................................                         4,333,545
                                                                                                                      -------------
            Investment income -- net ............................................................                         3,016,033
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments -- net .................................................                        39,621,413
            Change in unrealized appreciation/depreciation on:
                Investments -- net ..............................................................      10,780,382
                Options written -- net ..........................................................        (221,007)       10,559,375
                                                                                                    -------------------------------
            Total realized and unrealized gain -- net ...........................................                        50,180,788
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $  53,196,821
                                                                                                                      =============

      See Notes to Financial Statements.


14       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                                 July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................   $   3,016,033     $   1,969,732
            Realized gain -- net ................................................................      39,621,413        34,404,256
            Change in unrealized appreciation/depreciation -- net ...............................      10,559,375       (10,674,982)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ................................      53,196,821        25,699,006
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ...................................................................      (1,957,773)         (662,437)
                Investor A ......................................................................      (1,141,424)         (191,705)
                Investor B ......................................................................          (6,674)               --
                Investor C ......................................................................         (16,998)               --
                Class R .........................................................................          (3,740)             (137)
            Realized gain -- net:
                Institutional ...................................................................     (15,804,834)       (5,610,608)
                Investor A ......................................................................     (12,916,921)       (4,562,017)
                Investor B ......................................................................      (2,615,218)       (1,348,179)
                Investor C ......................................................................      (2,686,481)       (1,129,292)
                Class R .........................................................................         (59,584)          (18,151)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends and distributions to shareholders     (37,209,647)      (13,522,526)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ..................      (8,579,280)      (60,080,064)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets .............................................       7,407,894       (47,903,584)
            Beginning of year ...................................................................     335,167,637       383,071,221
                                                                                                    -------------------------------
            End of year* ........................................................................   $ 342,575,531     $ 335,167,637
                                                                                                    ===============================
                * Undistributed investment income -- net ........................................   $   1,859,132     $   1,969,708
                                                                                                    ===============================

      See Notes to Financial Statements.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       15

Financial Highlights

                                                                           Institutional
The following per share data              -----------------------------------------------------------------------------
and ratios have been derived                                        For the Year Ended July 31,
from information provided in              -----------------------------------------------------------------------------
the financial statements.                     2007             2006             2005            2004            2003
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $     14.84      $     14.27      $     12.16     $     10.36     $      8.60
                                          -----------------------------------------------------------------------------
Investment income (loss) -- net** ....            .17              .12              .07             .04              --+
Realized and unrealized gain -- net ..           2.15              .99             2.04            1.76            1.76
                                          -----------------------------------------------------------------------------
Total from investment operations .....           2.32             1.11             2.11            1.80            1.76
                                          -----------------------------------------------------------------------------
Less dividends and distributions from:
    Investment income -- net .........           (.18)            (.06)              --              --              --
    Realized gain -- net .............          (1.51)            (.48)              --              --              --
                                          -----------------------------------------------------------------------------
Total dividends and distributions ....          (1.69)            (.54)              --              --              --
                                          -----------------------------------------------------------------------------
Net asset value, end of year .........    $     15.47      $     14.84      $     14.27     $     12.16     $     10.36
                                          =============================================================================
=======================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...          16.67%            8.06%           17.35%          17.37%          20.47%
                                          =============================================================================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..............            .97%            1.01%            1.01%           1.09%           1.17%
                                          =============================================================================
Expenses .............................           1.22%            1.26%            1.26%           1.26%           1.32%
                                          =============================================================================
Investment income (loss) -- net ......           1.10%             .83%             .52%            .33%            .02%
                                          =============================================================================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $   162,915      $   158,175      $   173,121     $   172,024     $   161,723
                                          =============================================================================
Portfolio turnover ...................             65%             100%              72%             92%             55%
                                          =============================================================================

                                                                           Investor A
The following per share data              -----------------------------------------------------------------------------
and ratios have been derived                                        For the Year Ended July 31,
from information provided in              -----------------------------------------------------------------------------
the financial statements.                     2007             2006             2005            2004            2003
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $     14.68      $     14.12      $     12.06     $     10.30     $      8.58
                                          -----------------------------------------------------------------------------
Investment income (loss) -- net** ....            .13              .08              .04             .01            (.02)
Realized and unrealized gain -- net ..           2.12              .98             2.02            1.75            1.74
                                          -----------------------------------------------------------------------------
Total from investment operations .....           2.25             1.06             2.06            1.76            1.72
                                          -----------------------------------------------------------------------------
Less dividends and distributions from:
    Investment income -- net .........           (.13)            (.02)              --              --              --
    Realized gain -- net .............          (1.51)            (.48)              --              --              --
                                          -----------------------------------------------------------------------------
Total dividends and distributions ....          (1.64)            (.50)              --              --              --
                                          -----------------------------------------------------------------------------
Net asset value, end of year .........    $     15.29      $     14.68      $     14.12     $     12.06     $     10.30
                                          =============================================================================
=======================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...          16.30%            7.79%           17.08%          17.09%          20.05%
                                          =============================================================================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..............           1.24%            1.26%            1.26%           1.34%           1.42%
                                          =============================================================================
Expenses .............................           1.49%            1.51%            1.51%           1.51%           1.57%
                                          =============================================================================
Investment income (loss) -- net ......            .83%             .58%             .27%            .08%           (.23%)
                                          =============================================================================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $   134,585      $   126,028      $   135,696     $   136,688     $   120,193
                                          =============================================================================
Portfolio turnover ...................             65%             100%              72%             92%             55%
                                          =============================================================================

*     Total investment returns exclude the effects of any sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


16       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

                                                                           Investor B
The following per share data              -----------------------------------------------------------------------------
and ratios have been derived                                        For the Year Ended July 31,
from information provided in              -----------------------------------------------------------------------------
the financial statements.                     2007             2006             2005            2004            2003
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $     13.37      $     12.98      $     11.17     $      9.62     $      8.07
                                          -----------------------------------------------------------------------------
Investment income(loss) -- net** .....            .01             (.03)            (.06)           (.08)           (.09)
Realized and unrealized gain -- net ..           1.92              .90             1.87            1.63            1.64
                                          -----------------------------------------------------------------------------
Total from investment operations .....           1.93              .87             1.81            1.55            1.55
                                          -----------------------------------------------------------------------------
Less dividends and distributions from:
    Investment income -- net .........             --+              --               --              --              --
    Realized gain -- net .............          (1.44)            (.48)              --              --              --
                                          -----------------------------------------------------------------------------
Total dividends and distributions ....          (1.44)            (.48)              --              --              --
                                          -----------------------------------------------------------------------------
Net asset value, end of year .........    $     13.86      $     13.37      $     12.98     $     11.17     $      9.62
                                          =============================================================================
=======================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...          15.37%            6.97%           16.20%          16.11%          19.21%
                                          =============================================================================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..............           2.03%            2.03%            2.03%           2.11%           2.20%
                                          =============================================================================
Expenses .............................           2.28%            2.28%            2.28%           2.27%           2.35%
                                          =============================================================================
Investment income (loss) -- net ......            .07%            (.21%)           (.50%)          (.70%)         (1.02%)
                                          =============================================================================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $    19,000      $    26,537      $    42,351     $    57,812     $    67,382
                                          =============================================================================
Portfolio turnover ...................             65%             100%              72%             92%             55%
                                          =============================================================================

                                                                           Investor C
The following per share data              -----------------------------------------------------------------------------
and ratios have been derived                                        For the Year Ended July 31,
from information provided in              -----------------------------------------------------------------------------
the financial statements.                     2007             2006             2005            2004            2003
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $     13.07      $     12.71      $     10.94     $      9.42     $      7.90
                                          -----------------------------------------------------------------------------
Investment income(loss) -- net** .....            .01             (.03)            (.06)           (.08)           (.08)
Realized and unrealized gain -- net ..           1.90              .87             1.83            1.60            1.60
                                          -----------------------------------------------------------------------------
Total from investment operations .....           1.91              .84             1.77            1.52            1.52
                                          -----------------------------------------------------------------------------
Less dividends and distributions from:
    Investment income -- net .........           (.01)              --               --              --              --
    Realized gain -- net .............          (1.48)            (.48)              --              --              --
                                          -----------------------------------------------------------------------------
Total dividends and distributions ....          (1.49)            (.48)              --              --              --
                                          -----------------------------------------------------------------------------
Net asset value, end of year .........    $     13.49      $     13.07      $     12.71     $     10.94     $      9.42
                                          =============================================================================
=======================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...          15.50%            6.88%           16.18%          16.14%          19.24%
                                          =============================================================================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..............           2.01%            2.03%            2.04%           2.12%           2.21%
                                          =============================================================================
Expenses .............................           2.26%            2.28%            2.29%           2.28%           2.36%
                                          =============================================================================
Investment income (loss) -- net ......            .06%            (.21%)           (.50%)          (.70%)         (1.02%)
                                          =============================================================================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $    25,334      $    23,819      $    31,391     $    34,179     $    31,492
                                          =============================================================================
Portfolio turnover ...................             65%             100%              72%             92%             55%
                                          =============================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than ($.01) per share.

      See Notes to Financial Statements.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       17

Financial Highlights (concluded)

                                                                                                  Class R
                                                                     ---------------------------------------------------------------
                                                                                    For the Year Ended              For the Period
                                                                                         July 31,                   January 3, 2003+
The following per share data and ratios have been derived            ---------------------------------------------     to July 31,
from information provided in the financial statements.                 2007         2006         2005        2004         2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ................    $ 13.71      $ 13.23      $ 11.33     $  9.71      $  8.67
                                                                     ---------------------------------------------------------------
            Investment income (loss) -- net** ...................        .06          .05           --@@@       --@@        .04
            Realized and unrealized gain -- net .................       1.98          .91         1.90        1.62         1.00
                                                                     ---------------------------------------------------------------
            Total from investment operations ....................       2.04          .96         1.90        1.62         1.04
                                                                     ---------------------------------------------------------------
            Less dividends and distributions from:
                Investment income -- net ........................       (.09)          --@@         --          --           --
                Realized gain -- net ............................      (1.51)        (.48)          --          --           --
                                                                     ---------------------------------------------------------------
            Total dividends and distributions ...................      (1.60)        (.48)          --          --           --
                                                                     ---------------------------------------------------------------
            Net asset value, end of period ......................    $ 14.15      $ 13.71      $ 13.23     $ 11.33      $  9.71
                                                                     ===============================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................      15.85%        7.56%       16.77%      16.68%       12.00%@
                                                                     ===============================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .............................       1.65%        1.51%        1.51%       1.57%        1.67%*
                                                                     ===============================================================
            Expenses ............................................       1.90%        1.76%        1.76%       1.75%        1.82%*
                                                                     ===============================================================
            Investment income (loss) -- net .....................        .43%         .34%         .03%       (.05%)       (.27%)*
                                                                     ===============================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ............    $   741      $   609      $   513     $   389       $   --++
                                                                     ===============================================================
            Portfolio turnover ..................................         65%         100%          72%         92%          55%
                                                                     ===============================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


18       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Focus Value Fund, Inc. was renamed BlackRock Focus Value Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the"Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       19

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for


20       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007
uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.00% of the average daily value of the Fund's net assets. The Manager (and previously FAM) has contractually agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily value of the Fund's net assets. This contractual waiver agreement has a one-year term and is automatically renewable year to year unless terminated by the Manager. For the period August 1, 2006 to September 29, 2006, FAM earned fees of $548,474, of which $137,119 was waived. For the period September 30, 2006 to July 31, 2007, the Manager earned fees of $2,988,610, of which $747,152 was waived.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       21
monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A ........................................       .25%           --
Investor B ........................................       .25%          .75%
Investor C ........................................       .25%          .75%
Class R ...........................................       .25%          .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder services and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended July 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                               FAMD          MLPF&S          BDI
--------------------------------------------------------------------------------
Investor A .........................          $2,243        $23,944          $47
--------------------------------------------------------------------------------

For the year ended July 31, 2007, affiliates received contingent deferred sales charges of $17,593 and $1,817 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $39 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to July 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                        Fees
--------------------------------------------------------------------------------
Institutional .....................................................    $3,470
Investor A ........................................................    $2,840
Investor B ........................................................    $  740
Investor C ........................................................    $  560
Class R ...........................................................    $   20
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2007, the Fund lent securities with a value of $10,810,577 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended July 31, 2007, BIM received $11,233 in securities lending agent fees.

In addition, MLPF&S received $134,706 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2007.

For the year ended July 31, 2007, the Fund reimbursed FAM and the Manager $1,371 and $5,586, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLAM U.K., FDS, FAMD, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


22       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2007 were $223,015,938 and $260,192,475, respectively.

Transactions in options written for the year ended July 31, 2007 were as follows:

-------------------------------------------------------------------------------
                                                       Number of      Premiums
                                                       Contracts      Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ..........................              --               --
Options written ..............................           2,000     $    238,993
                                                    ---------------------------
Outstanding call options written,
  end of year ................................           2,000     $    238,993
                                                    ===========================

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $8,579,280 and $60,080,064 for the years ended July 31, 2007 and July 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended July 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         303,548     $  4,636,786
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................       1,081,848       15,590,409
                                                    ---------------------------
Total issued. ................................       1,385,396       20,227,195
Shares redeemed ..............................      (1,511,666)     (23,239,218)
                                                    ---------------------------
Net decrease .................................        (126,270)    $ (3,012,023)
                                                    ===========================
-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended July 31, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         471,851     $  6,632,904
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................         399,615        5,505,500
                                                    ---------------------------
Total issued .................................         871,466       12,138,404
Shares redeemed ..............................      (2,344,047)     (33,086,613)
                                                    ---------------------------
Net decrease .................................      (1,472,581)    $(20,948,209)
                                                    ===========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended July 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,233,055     $ 18,828,988
Automatic conversion of shares ...............          56,030          831,988
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................         876,677       12,509,924
                                                    ---------------------------
Total issued .................................       2,165,762       32,170,900
Shares redeemed ..............................      (1,952,723)     (29,649,811)
                                                    ---------------------------
Net increase .................................         213,039     $  2,521,089
                                                    ===========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended July 31, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         517,347     $  7,262,405
Automatic conversion of shares ...............         535,965        7,437,583
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................         310,746        4,247,406
                                                    ---------------------------
Total issued .................................       1,364,058       18,947,394
Shares redeemed ..............................      (2,389,363)     (33,629,756)
                                                    ---------------------------
Net decrease .................................      (1,025,305)    $(14,682,362)
                                                    ===========================
-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended July 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         198,734     $  2,711,938
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................         177,687        2,306,819
                                                    ---------------------------
Total issued .................................         376,421        5,018,757
                                                    ---------------------------
Automatic conversion of shares ...............         (61,569)        (831,988)
Shares redeemed ..............................        (929,661)     (12,931,964)
                                                    ---------------------------
Total redeemed. ..............................        (991,230)     (13,763,952)
                                                    ---------------------------
Net decrease .................................        (614,809)    $ (8,745,195)
                                                    ===========================
-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended July 31, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         168,871     $  2,162,223
Shares issued to shareholders in
  reinvestment of distributions ..............          97,123        1,216,215
                                                    ---------------------------
Total issued .................................         265,994        3,378,438
                                                    ---------------------------
Automatic conversion of shares ...............        (585,261)      (7,437,583)
Shares redeemed ..............................        (958,367)     (12,280,439)
                                                    ---------------------------
Total redeemed ...............................      (1,543,628)     (19,718,022)
                                                    ---------------------------
Net decrease .................................      (1,277,634)    $(16,339,584)
                                                    ===========================


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       23

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended July 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         220,524     $  2,964,264
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................         186,970        2,363,804
                                                    ---------------------------
Total issued. ................................         407,494        5,328,068
Shares redeemed ..............................        (351,168)      (4,760,440)
                                                    ---------------------------
Net increase .................................          56,326     $    567,628
                                                    ===========================
-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended July 31, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         108,720     $  1,373,768
Shares issued to shareholders in
  reinvestment of distributions ..............          81,723        1,001,868
                                                    ---------------------------
Total issued .................................         190,443        2,375,636
Shares redeemed ..............................        (839,093)     (10,562,949)
                                                    ---------------------------
Net decrease .................................        (648,650)    $ (8,187,313)
                                                    ===========================
-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          72,257     $  1,026,061
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ............................         4,777           63,326
                                                    ---------------------------
Total issued. ................................          77,034        1,089,387
Shares redeemed ..............................         (69,074)      (1,000,166)
                                                    ---------------------------
Net increase .................................           7,960     $     89,221
                                                    ===========================
-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          19,842     $    264,538
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ..........................           1,429           18,289
                                                    ---------------------------
Total issued .................................          21,271          282,827
Shares redeemed ..............................         (15,570)        (205,423)
                                                    ---------------------------
Net increase .................................           5,701     $     77,404
                                                    ===========================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. If amounts are borrowed, the Fund will pay a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended July 31, 2007.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                        7/31/2007     7/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $23,678,746    $   854,279
  Net long-term capital gains ....................     13,530,901     12,668,247
                                                      --------------------------
Total taxable distributions ......................    $37,209,647    $13,522,526
                                                      ==========================

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ...........................    $10,925,271
Undistributed long-term capital gains -- net ...................     24,704,304
                                                                    -----------
Total undistributed earnings -- net ............................     35,629,575
Capital loss carryforward ......................................             --
Unrealized gains -- net ........................................     57,904,119*
                                                                    -----------
Total accumulated earnings -- net ..............................    $93,533,694
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


24       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Focus Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Focus Value Fund, Inc. (formerly Merrill Lynch Focus Value Fund, Inc.) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Focus Value Fund, Inc. as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2007


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       25

Officers and Directors

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
Name, Address              Held with    Time                                                         Overseen by     Held by
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      120 Funds       None
P.O. Box 9011              President    present  Global Chief Investment Officer for Equities,       161 Portfolios
Princeton, NJ 08543-9011   and                   Chairman of the BlackRock Retail Operating
1954                       Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**        Director     2002 to  Director, The China Business Group, Inc. since      37 Funds        None
P.O. Box 9095                           present  1996 and Executive Vice President thereof from      57 Portfolios
Princeton, NJ 08543-9095                         1996 to 2003; Chairman of the Board, Berkshire
1944                                             Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Director     2005 to  Professor, Harvard University since 1992;           37 Funds        None
P.O. Box 9095                           present  Professor, Massachusetts Institute of Technology    57 Portfolios
Princeton, NJ 08543-9095                         from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------


26       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
Name, Address              Held with    Time                                                         Overseen by     Held by
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Directors* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills**               Director     1994 to  Member of the Committee of Investment of Employee   37 Funds        Kimco Realty
P.O. Box 9095                           present  Benefit Assets of the Association of Financial      57 Portfolios   Corporation
Princeton, NJ 08543-9095                         Professionals ("CIEBA") since 1986; Member of
1935                                             CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds from
                                                 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common
                                                 Retirement Fund from 1989 to 2006; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director,
                                                 Duke University Management Company from 1992 to
                                                 2004, Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman
                                                 thereof from 2002 to 2005, and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation since
                                                 1998, its Vice Chairman from 2000 to 2006, and
                                                 Chairman, thereof, since 2006; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London          Director     2002 to  Professor Emeritus, New York University since       37 Funds        None
P.O. Box 9095                           present  2005; John M. Olin Professor of Humanities, New     57 Portfolios
Princeton, NJ 08543-9095                         York University from 1993 to 2005; and Professor
1939                                             thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of Directors
                                                 of Vigilant Research, Inc. since 2006; Member of
                                                 the Board of Directors for Grantham University
                                                 since 2006; Director of AIMS since 2006; Director
                                                 of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &     37 Funds        None
P.O. Box 9095                           present  Sisk, P.A. since 1993; President, American Bar      57 Portfolios
Princeton, NJ 08543-9095                         Association from 1995 to 1996 and Member of the
1942                                             Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at
                                                 Law P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico (now
                                                 Wells Fargo) from 1975 to 1976; Vice President,
                                                 American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       27

Officers and Directors (concluded)

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
Name, Address              Held with    Time                                                         Overseen by     Held by
and Year of Birth          Trust        Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director     1996 to  Principal of STI Management (investment adviser)    37 Funds        None
P.O. Box 9095                           present  from 1994 to 2005; Chairman and CEO of Salomon      57 Portfolios
Princeton, NJ 08543-9095                         Brothers Asset Management Inc. from 1992 to 1995;
1936                                             Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.

                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Co-Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                 from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Secretary    2004 to  Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011                           2007     from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                         with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                             Princeton Services from 2004 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                           Further information about the Fund's Officers and Directors is available in the Fund's Statement of
                           Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


28       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       29

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30       BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


            BLACKROCK FOCUS VALUE FUND, INC.              JULY 31, 2007       31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Focus Value Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10263-7/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -         Fiscal Year Ended July 31, 2007 - $39,500
                                     Fiscal Year Ended July 31, 2006 - $39,500

            (b) Audit-Related Fees - Fiscal Year Ended July 31, 2007 - $0
                                     Fiscal Year Ended July 31, 2006 - $0

            (c) Tax Fees -           Fiscal Year Ended July 31, 2007 - $6,100
                                     Fiscal Year Ended July 31, 2006 - $6,000

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -     Fiscal Year Ended July 31, 2007 - $0
                                     Fiscal Year Ended July 31, 2006 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) 0%

            (f) Not Applicable

            (g) Fiscal Year Ended July 31, 2007 - $712,933 Fiscal Year Ended July 31, 2006 - $2,192,750

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $225,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Value Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Focus Value Fund, Inc.

Date: September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Focus Value Fund, Inc.

Date: September 20, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock Focus Value Fund, Inc.

Date: September 20, 2007